SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            PET FOOD WAREHOUSE, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MINNESOTA                                              41-1663962
 (State or Other Juris-                                     (I.R.S. Employer
diction of Incorporation                                 Identification Number)
   or Organization)

                        600 SOUTH HIGHWAY 169, SUITE 701
                         ST. LOUIS PARK, MINNESOTA 55426
              (Address of Principal Executive Office and Zip Code)



                 PET FOOD WAREHOUSE, INC. 1993 STOCK OPTION PLAN
                            (Full Title of the Plan)


                               Marvin W. Goldstein
                                    President
                            Pet Food Warehouse, Inc.
                        600 South Highway 169, Suite 701
                         St. Louis Park, Minnesota 55426
                                 (612) 542-0123
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)


                                   COPIES TO:
                                Timothy M. Heaney
                            Fredrikson & Byron, P.A.
                            1100 International Centre
                          Minneapolis, Minnesota 55402


                                          CALCULATION OF REGISTRATION FEE
===========================================================================================================================
                                                                                     PROPOSED
                                                       PROPOSED MAXIMUM               MAXIMUM
  TITLE OF SECURITIES          AMOUNT TO BE             OFFERING PRICE               AGGREGATE                AMOUNT OF
   TO BE REGISTERED            REGISTERED(1)             PER SHARE(2)            OFFERING PRICE(2)         REGISTRATION FEE
- ---------------------------------------------------------------------------------------------------------------------------
  Options to Purchase
  Common Stock under
       the Plan                 Indefinite                  $ 0.00                    $ 0.00                    $ 0.00

     Common Stock
     issuable upon
  exercise of options
   granted under the
         Plan                 575,000 shares                $ 5.00                  $2,875,000                 $991.38
                                                                                                               -------

        TOTAL:                                                                                                 $991.38
===========================================================================================================================

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein and any additional securities which may become issuable pursuant to anti-dilution provisions of the plan.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee and based upon the average of the high and low prices of the Registrant's Common Stock on September 20, 1996



         The purpose of this Registration Statement is to register additional shares for issuance under the Registrant's 1993 Stock Option Plan. The contents of the Registrant's Registration Statements on Form S-8, Reg. No. 33-69936 and Reg. No. 33-82514, are incorporated by reference.



                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis Park and State of Minnesota, on the 24th day of September, 1996.


                                     PET FOOD WAREHOUSE, INC.
                                     (the "Registrant")



                                     By /s/ Marvin W. Goldstein
                                        ---------------------------------------
                                        Marvin W. Goldstein
                                        Chairman, President and Chief Executive
                                        Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                               (Power of Attorney)

         Each of the undersigned constitutes and appoints Marvin W. Goldstein and Sharon K. Link his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement of Pet Food Warehouse, Inc. relating to the Company's 1993 Stock Option Plan and any or all amendments or post-effective amendments to the Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                   Title                                     Date
         ---------                                   -----                                     ----

/s/ Marvin W. Goldstein                     Chairman, President and Chief               September  24 , 1996
- ------------------------------------        Executive Officer (principal                          ----
Marvin W. Goldstein                         executive officer)



/s/ Sharon K. Link                          Vice President-Finance and Chief            September  24 , 1996
- ------------------------------------        Financial Officer (principal                          ----
Sharon K. Link                              financial and accounting officer)



/s/ Paul D. Finkelstein                     Director                                    September  24 , 1996
- ------------------------------------                                                              ----
Paul D. Finkelstein



/s/ Stanley Goldberg                        Director                                    September  24 , 1996
- ------------------------------------                                                              ----
Stanley Goldberg



- ------------------------------------        Director                                    September ____, 1996
Roe H. Hatlen



- ------------------------------------        Director                                    September ____, 1996
Reid Johnson


/s/ George E. Kline                         Director                                    September  24 , 1996
- ------------------------------------                                                              ----
George E. Kline


/s/ Gordon F. Stofer                        Director                                    September  24 , 1996
- ------------------------------------                                                              ----
Gordon F. Stofer




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            PET FOOD WAREHOUSE, INC.



                         Form S-8 Registration Statement




                            E X H I B I T   I N D E X


Exhibit
Number                                Exhibit Description
- ------            -----------------------------------------------------------

 5                Opinion and Consent of counsel re securities under the Plan
23.1              Consent of counsel (See Exhibit 5)
23.2              Consent of independent public accountants
24                Power of attorney (See Signature Page)